for the purchase of EGSA by the Company dated September 23, 2005

Relating to Eastern Goldfields (Proprietary) Limited

Sale of Shares Agreement

Exhibit 10.1

MAKONJWAAN IMPERIAL MINING COMPANY
(PROPRIETARY) LIMITED

and

EASTERN GOLDFIELDS INCORPORATED
[FORMERLY FAIRBANKS FINANCIAL INCORPORATED]

and

EASTERN GOLDFIELDS SA (PROPRIETARY) LIMITED
[FORMERLY MAKONJWAAN PROPERTIES KEURBOOM
ONE FIVE (PROPRIETARY) LIMITED]

Amongst

EASTERN GOLDFIELDS SA (PROPRIETARY) LIMITED

RELATING TO;

SALE OF SHARES AGREEMENT

230905

MM/jn

AGR/E/EAS I SALE OF SHARE

AGR/E/EAS I SALE OF SHARP MM/jn

TABLE OF CONTENTS

1.	PARTIES	1
2.	INTERPRETATION	1
3.	SALE OF SHARES AND SALE CLAIMS	3
4.	DELIVERY	3
5.	BREACH	3
6.	ADDRESSES	4
7.	JURISDICTION	6
8.	GENERAL	6
9.	COSTS	7

10.                                                                                                                                                                              COUNTERPARTS7

AGR/E/EAS I SALE OF SHARE MM/jn

SALE OF SHARES

1. PARTIES

1.1	EASTERN GOLDFIELDS SA (PROPRIETARY) LIMITED [FORMERLY MAKONJWAAN PROPERTIES KEURBOOM ONE FIVE (PROPRIETARY) LIMITED]
1.2	EASTERN GOLDFIELDS INCORPORATED [FORMERLY FAIRBANKS FINANCIAL INCORPORATED]
1.3	MAKONJWAAN IMPERIAL MINING COMPANY (PROPRIETARY) LIMITED
2.	INTERPRETATION
2.1

The headnotes to the clauses of this Agreement are for reference purposes only and shall in no way govern or affect the interpretation of nor modify nor amplify the terms of this Agreement nor any clause hereof.

2.2	Unless inconsistent with the context, the words and expressions set forth below shall bear the following meanings and cognate expressions'', shall bear corresponding meanings:

"Agreement and this                  this agreement; Agreement"

AGR/E/EAS11 SALE OF SHARE MM/jn

"Company"	Eastern Goldfields SA (Proprietary) Limited [formerly Makonjwaan Properties

Keurboom One Five (Proprietary) Limited]. Registration Number 1993/006883/07

"Effective Date"	23 September 2005;
"the Purchaser"	Eastern Goldfields Incorporated [formerly Fairbanks Financial Incorporated];
"the Seller"	Makoujwaan Imperial Mining Company (Proprietary) Limited;
"Shares"	100 shares of one rand each, being 100% of the total issued share capital of the

Company.

2.3	If any provision in a definition is a substantive provision conferring rights or imposing obligations on a party, notwithstanding that it is only in the definition clause, effect shall be given to it as if it were a substantive provision of this Agreement.

2.4	Unless inconsistent with the context, an expression which denotes:
2.4.1	any one gender includes the other genders;
2.4.2	a natural person includes an artificial person and vice versa; and
2.4.3	the singular includes the plural and vice versa.

AGR/E/EAS11 SALE OF SHARE MM/jn

2.5

The expiration or termination of this Agreement shall not affect such of the provisions of this Agreement as expressly provide that they will operate after any such expiration or termination or which of necessity must continue to have effect after such expiration or termination, notwithstanding that the clauses themselves do not expressly provide for this.

3.        SALE OF SHARES AND SALE CLAIMS

3.1

the Seller hereby sells to the Purchaser which agrees to purchase the Shares, with effect from the Effective Date, on which date all risk in and benefit attaching to the Shares shall vest in the Purchaser.

3.2	The purchase price for the Shares is R100 (one hundred rand)

4.        DELIVERY

Upon signature of this Agreement and against payment by the Purchaser of the purchase price as required in terms of clause 3, the Seller shall deliver the share certificates in respect of the Shares together with duly signed and currently dated shares transfer forms in respect thereof, to the. Purchaser.

5.      BREACH

5.1	Should any of the parties hereto fail to perform all or any of their respective obligations hereunder or breach any material term of this Agreement and fail

AGR/E/EAS11 SALE OF SHARE MM/jn

to remedy such failure or breach within 14 days after notice in writing called upon it to remedy same, the aggrieved party shall be entitled but not obliged:

5.1.1	to claim from the defaulting party such damage as it may have suffered;

and/or

5.1.2	to claim from the defaulting party specific performance under the

Agreement; and/or

5.1.3	to claim such further or alternative relief as they may be entitled to in law.

5.2

In the event of such breach the defaulting party shall be liable and responsible for the payment to the other party/ies of all costs and charges incurred as a result of or in connection with its default.

6. ADDRESSES

6.1	The parties hereto choose domicilia citandi et executandi for all purposes of and in connection with this Agreement as follows:

the Company:	8 Streak Street Nelspruit

Mpumalanga South Africa

the Purchaser: c/o Carmine Bua

1660 Hotel Circle North

Suite 207 San Diego California

AUR/E/EAS11 SALE 0F SHARE MM/jn

the Seller:	8 Streak Street Nelspruit

Mpumalanga South Africa

6.2	A party hereto shall be entitled to change its address from time to time. Any such change shall only be effective upon receipt of notice in writing by the other parties of such change.
6.3	All notices, demands, communications or payments intended for any party shall be made or given at such party's address for the time being.

6.4	A notice sent by one party to another party shall be deemed to be received:
6.4.1	on the same day, if delivered by hand;

6.4.2	on the same day of transmission if sent by telefax with receipt received confirming completion of transmission;
6.4.3	on the tenth day after posting, if sent by prepaid registered mail.
6.5

Notwithstanding anything to the contrary herein contained a written notice or communication actually received by a party shall be an adequate written notice or communication to it notwithstanding that it was not scnt to or delivered at its chosen address.

AGR/E/EASII SALE OF SHARES MM/jn

7.        JURISDICTION

7.1 Each of the parties hereto consents to the jurisdiction of the High Court of Southern Africa, Witwatersrand Local Division.

8.        GENERAL

8.1 No party shall be bound by any express or implied term, representation, warranty, promise or the like, not recorded herein.

8.2 No addition to, variation or consensual cancellation of this Agreement shall be of any force or effect unless in writing and signed by or on behalf of all the parties.

8.3 No indulgence by a party to another, or failure strictly to enforce the terms hereof, shall be construed as a waiver of their rights.

8.4 The parties undertake at all times to do all such things, to perform all such acts and to take all such steps and to procure the doing of all such things, the performance of all such actions and the taking of all such steps as may be open to them and necessary for or incidental to the putting into effect or maintenance of the terms, conditions and import of this Agreement.

AGR/E/EASII SALE OF SHARE MM/jn

8.5 Save as is specifically provided in this Agreement, no party shall be entitled to cede or delegate any of its rights or obligations under this Agreement without the prior written consent of the other parties affected by such transfer of rights or obligations.

9.          COSTS

9.1	Each party shall bear its own costs in relation to the preparation of this Agreement.
9.2	The tax payable on the transfer of the Shares shall be borne by the Purchaser.

10.      COUNTERPARTS

This Agreement may be executed in any number of counterparts and by the different Parties hereto on separate counterparts, all of which when so executed shall be an original, but all such counterparts together shall constitute one and the same instrument.

THUS DONE and SIGNED at Johannesburg on this the 23rd day

of September 2005

/s/

For and on behalf of EASTERN

GOLDFIELDS SA (PROPRIETARY)

LIMITED [FORMERLY

             MAKONJWAAN PROPERTIES

KEURBOOM ONE FIVE

(PROPRIETARY) LIMITED]

director

                 who warrants that he is duly authorized hereto

THUS DONE and SIGNED at San Diego, CA on this the 23rd day

of September 2005

/s/ Carmine J. Bua

For and on behalf of EASTERN

GOLDFIELDS INCORPORATED

[FORMERLY FAIRBANKS

FINANCIAL INCORPORATED]

director

who warrants that he is duly authorized

hereto

AGRJE/EASII SALE OF SHARE MM/jn

THUS DONE and SIGNED at Johannesburg on this the 23rd day

of September 2005

/s/ Makoujwaan

For and on behalf of MAKOUJWAAN

IMPERIAL MINING COMPANY

(PROPRIETARY) LIMITED

director

who warrants that he is duly authorized

hereto